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                                                                  EXHIBIT 10.95

This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Note may not be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary or a nominee thereof or a successor of such Depositary or a nominee of such successor and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Note shall be a Global Note subject to the foregoing, except in such limited circumstances.



Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC"), to Mego Mortgage Corporation or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE OR UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT WITH RESPECT TO THIS NOTE. BY ITS ACQUISITION HEREBY (BUT SUBJECT TO CERTAIN RIGHTS TO REQUIRE REGISTRATION OF THE NOTES), THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3), (5), (6) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS A "NON-US PERSON" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT PRIOR TO THE LATER TO OCCUR OF (I) TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY OR (II) ACQUISITION THEREOF FROM AN AFFILIATE OF THE COMPANY (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR ANY INTEREST THEREIN, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION NOT REQUIRING REGISTRATION UNDER THE SECURITIES ACT (A) TO MEGO MORTGAGE CORPORATION OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH




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RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN
ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE UNDER THE INDENTURE RELATING TO THIS NOTE (THE "TRUSTEE") A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTION ON TRANSFER OF THE NOTES EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM MEGO MORTGAGE CORPORATION OR THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT,
(E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF SUCH HOLDER BE AT ALL TIMES WITHIN SUCH HOLDER'S CONTROL AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY PRIOR TO THE RESTRICTION TERMINATION DATE. IN THE CASE OF CERTAIN TRANSFERS PURSUANT TO CLAUSE (2)(B) OR (2)(D), THE HOLDER MUST MAKE CERTAIN CERTIFICATIONS TO THE TRUSTEE TO CONFIRM THAT SUCH TRANSFERS ARE BEING MADE PURSUANT AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. IN ADDITION, IN THE CASE OF ANY TRANSFER REFERRED TO IN CLAUSE
(2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.


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CUSIP No.



                           MEGO MORTGAGE CORPORATION



                      12 1/2% SUBORDINATED NOTES DUE 2001









No.                                                                           $



           Mego Mortgage Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any Successor Company under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of __________________ Dollars ($_____________) on December 1,
2001, and to pay interest thereon from June 1, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 1 and December 1 in each year, commencing December 1, 1998, at the rate of 12 1/2% per annum, until the principal hereof is paid or made available for payment, and at the rate of 1% over the rate set forth above per annum on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.


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           Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York, Borough of Manhattan, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.



           Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



           Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


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           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.







Dated:







                                                MEGO MORTGAGE CORPORATION





                                                By:________________________





Attest:




______________________




Authenticated:



AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee




______________________
By:

Its:


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



                               [Reverse of Note]





           This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued under an Indenture, dated as of June 26, 1998 (herein called the "Indenture"), by and between the Company, and American Stock Transfer & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the Notes designated on the face hereof, limited in aggregate principal amount to $82,990,000.00.



           The Notes are redeemable, in whole but not in part, prior to maturity at the option of the Company at any time and from time to time at a redemption price (the "Redemption Price") (expressed as a percentage of principal amount), (i) prior to December 1, 1999, of 100% and (ii) after December 1, 1999 but prior to December 1, 2001, of 106%, in either case plus accrued and unpaid interest (including Added Interest, if any) to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest (including Added Interest, if any) due on the relevant interest payment date).



           The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company, whether out standing on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.



           The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Note and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.




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



           If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.



           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.



           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.



           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.



           The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.




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



           No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.



           Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.



           All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


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



                                   ASSIGNMENT



                    (TO BE EXECUTED BY THE REGISTERED HOLDER

                 IF SUCH HOLDER DESIRES TO TRANSFER THIS NOTE)





           FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________________________________.

PLEASE INSERT SOCIAL SECURITY OR OTHER

TAX IDENTIFYING NUMBER OF TRANSFEREE



                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)





           This Note, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer this Note on the Note Register, with full power of substitution.



Dated:  ________________________

Signature of Holder ________________________________  Signature Guaranteed:

___________________________

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.


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